UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2017

STANDARD AVB FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-215069	27-3100949
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2640 Monroeville Boulevard, Monroeville, Pennsylvania	15146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:               (412) 856-0363

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 7, 2017, Standard AVB Financial Corp., formerly known as Standard Financial Corp. (“Standard AVB Financial”), the holding company of Standard Bank, PaSB (“Standard Bank”), announced the completion of the partnership with Allegheny Valley Bancorp, Inc. (“Allegheny Valley Bancorp”) and Allegheny Valley Bank of Pittsburgh (“Allegheny Valley Bank”), which was effective after the close of business on April 7, 2017. The merger was consummated in accordance with an Agreement and Plan of Merger, dated as of August 29, 2016, between Standard Financial Corp. and Allegheny Valley Bancorp, Inc.

This Form 8-K amendment provides certain financial information of Allegheny Valley Bancorp and certain pro forma financial information of Standard AVB Financial combined with Allegheny Valley Bancorp as required by Securities and Exchange Commission Rules.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.2 are the audited financial statements of Allegheny Valley Bancorp as of and for the years ended December 31, 2016 and 2015. Attached hereto as Exhibit 99.3 are the unaudited financial statements of Allegheny Valley Bancorp as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.4 is the unaudited pro forma financial information of Standard AVB Financial as of March 31, 2017 and for the six months ended March 31, 2017.

(d)	Exhibits

Exhibit No.	Description

99.2	Audited financial statements of Allegheny Valley Bancorp as of and for the year ended December 31, 2016 and 2015 (solely with respect to December 31, 2015, incorporated by reference to the proxy statement/prospectus of Standard Financial Corp. (File no. 333-215069), filed with the Securities and Exchange Commission on February 1, 2017)

99.3	Financial statements of Allegheny Valley Bancorp as of March 31, 2017 (unaudited) and December 31, 2016 (audited) and for the three months ended March 31, 2017 and 2016.

99.4	Unaudited pro forma financial information of Standard AVB Financial as of March 31, 2017 and for the six months ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD AVB FINANCIAL CORP.

DATE: June 21, 2017	By:	/s/ Timothy K. Zimmerman
Timothy K. Zimmerman
Chief Executive Officer